Exhibit 33 - A
                               Certification Pursuant To 18 U.S.C. Section. 1350

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of LGA Holdings, Inc. (the "Company"), hereby certifies that the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 21, 2005
/s/ Marty Williams
-----------------------------------
Marty Williams
Chief Executive Officer, President

The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.



                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of LGA Holdings, Inc. (the "Company"), hereby certifies that the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 21, 2005
/s/ Sara Williams
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Sara Williams
Treasurer (principal financial officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.